EXHIBIT 10.32

IDX Services Agreement with TGC

                RECIPROCAL TELECOMMUNICATIONS SERVICES AGREEMENT

THIS TELECOMMUNICATIONS SERVICES AGREEMENT ("Agreement") is entered into on October /29/ 1999 (the "Effective Date"), between:

IDX INTERNATIONAL, INC., a Virginia corporation having a business address at 11410 Isaac Newton Square North, Suite 100, Reston, Virginia 20190 (hereinafter "IDX"); and

TRANS GLOBAL COMMUNICATIONS, INC., a NEW YORK corporation having a business address 421 7th Avenue, New York, New York 10001 (hereinafter "TGC");

Collectively referred to as the "Parties" individually, a "Party".

                                   WITNESSETH:

WHEREAS, IDX and TGC are providers of international telecommunications services; and

WHEREAS, TGC desires to purchase certain telecommunications services provided by IDX and IDX desires to purchase certain telecommunications services provided by TGC all as more fully described on the terms and conditions contained herein;

NOW THEREFORE, the Parties, in consideration of the mutual covenants and agreements hereinafter set forth, agree as follows:

1.       DESCRIPTION OF SERVICES

1.1 IDX, either directly or through its authorized affiliates or underlying carriers, shall provide those telecommunications switching services and facilities to TGC to route TGC's international telecommunications traffic to and from various destinations around the world, as more particularly describe din Annex 1-A attached hereto (the "IDX Services"). TGC shall provide those telecommunications switching services and facilities to IDX to route IDX's international telecommunications traffic to and from various destinations around the world, as more particularly described in Annex 1-B attached hereto (the "TGC Services"). Where applicable the IDX Services and the TGC Services shall be hereinafter jointly referred to as the "Services". Additional services may be added from time to time to this Agreement upon terms and conditions to be mutually agreed upon by the Parties and maybe included by adding an amended Annex 1 to this Agreement.

1.2 The destinations offered by IDX for the provision of the IDX Services are listed in Annex 2-A attached hereto (the "IDX Destinations"), which Destinations may be amended from time to time by IDX by providing TGC with seven (7) days prior to written notice. The destinations offered by TGC for the provision of the TGC Services are listed in Annex 2-B attached hereto (the "TGC Destinations"), which Destinations may be amended from time to time by TGC providing IDX with seven (7) days prior written notice. Where applicable, the IDX Destinations and the TGC Destinations are hereinafter jointly referred to as the "Destinations".

2.       TERM

2.1 This Agreement shall commence on the Effective Date and shall continue for an initial term ("Term") of on (1) year. Thereafter this Agreement shall remain in effect unless terminated by either Party by providing a written one (1) month notice of termination to the other party.

IDX Services Agreement with TGC

2.2 The Parties shall endeavor to provide the IDX Services and TGC Services on the respective date of completion of testing (the "Service Date"), and each Party shall notify the other Party when such testing for its respective service is completed.

3.       OPERATIONAL AND COMMERCIAL MATTERS

3.1 The point of interconnection with TGC for the provisions of IDX Services by IDX shall be at Whitehall Street, New York, New York (the "IDX Interconnection Location"). The point of interconnection for the provisions of TGC Services by TGC shall be at 421 7th Avenue, New York, New York (the "TGC Interconnection Location").

3.2 TGC shall be responsible to procure, at its own expense, the necessary switching and multiplexer equipment to be located in the TGC Interconnection Location to provide voice compression & decompression plus International Direct Distance Dialing. This equipment shall remain the property of TGC. TGC agrees to provide and be responsible for the operation of the local facility to house the system, and shall provide 7 days and 24 hours of facility management and maintenance at the TGC Interconnection Location.

3.3 IDX shall be responsible to procure, at its own expense, the necessary switching and multiplexer equipment to be located in the IDX Interconnection Location to provide voice compression & decompression plus International Direct Distance Dialing. This equipment shall remain the property of IDX. IDX shall provide and be responsible for the operation of the local facility to house the system and shall provide 7 days and 24 hours of facility management and maintenance at the IDX Interconnection Location.

3.4 The cost of the link will be paid by the party using it. The Parties shall coordinate the management of their respective system facilities, with each Party being responsible for proving and operating, at its own expense, its respective network facilities. The Parties also shall interface on a 24 hours/7 days a week basis to assist each other with the isolation and repair of any facility faults in their respective networks a d with the identification, investigation and mitigation of real time traffic flow problems to/from any service destination.

3.5      The Parties  shall  exchange  prompt and accurate  traffic  forecasting information in order to allow the efficient provisioning of the Services. Initial forecasts shall be provided by each party prior to the Services Date and periodically thereafter as may be reasonably requested by either party. Such forecasts shall be in a form satisfactory to the Parties and shall specify the traffic volumes, daily and seasonal profiles and peak periods for each Destination.

3.6 IDX reserves the right to cancel and/or temporarily suspend any of all of the IDX Services if TGC engages in activities which, in the reasonable opinion of IDX, may cause disruption of service or damage to IDX's network of facilities. IDX shall use commercially reasonable efforts to provide TGC with advance notice of such suspension and/or cancellation and in any case shall endeavor to provide written confirmation of such suspension and or cancellation within a commercially reasonable time thereafter.

3.7 TGC reserves the right to cancel and/or temporarily suspend any of all of the TGC Services if IDX engages in activities which, in the reasonable opinion of TGC, may cause disruption of service or damage to TGC's network of facilities. TGC shall use commercially reasonable efforts to provide IDX with advance notice of such suspension and or cancellation and in any case shall endeavor to provide written confirmation of such suspension and or cancellation within a commercially reasonable time thereafter.

IDX Services Agreement with TGC

4.       PRICING AND BILLING

4.1 For the IDX Services provided pursuant t the Agreement, TGC shall pay IDX the rate (the "Rates") by IDX Destination set forth in Annex 2-A attached hereto which Rates may be adjusted by IDX from time to time by providing seven (7) days prior written notice to TGC. For the TGC Services provided pursuant to this Agreement, IDX shall pay TGC the rates (the "TGC Rates") by TGC Destination as set form in Annex 2-B attached hereto. TGC may adjust these TGC Rates from time to time by providing seven (7) days prior written notice to IDX. The IDX Rates and the TGC Rates shall hereinafter be jointly referred to as the "Rates".

4.2 As soon as practicable after the end of each month, the Parties shall submit invoices to each other on a monthly basis for their respective services provided hereunder. Such invoices shall be based on the chargeable duration of the calls routed pursuant to this Agreement. The invoice will include traffic by destination, tariffs by destination and total amount due. For purposes of this Agreement, IDX Services chargeable calls shall begin when IDX receives answer supervision, and TGC Services chargeable calls shall begin when TGC receives answer supervision.

4.3 All amounts due hereunder by either party shall be payable to the provider of services in U.S. dollars in immediately available funds within fifteen (15) days of the date of invoice. If either party in good faith disputes any invoiced amount, it shall submit to the invoicing party within sixty (60) days following receipt of such disputed invoice, written documentation identifying the minutes and/or rates which are in dispute. The Parties shall investigate the matter and upon mutual agreement the invoicing party may issue a credit against future invoices. Any amounts due hereunder that are not paid when due shall accrue interest at the rate of one and one-half percent (1.5%) per month, compounded daily, beginning with the day following the date on which payment was due, and continuing until paid in full. The Parties may, subject to their mutual agreement in writing, offset amounts owing hereunder.

4.4 Either party may at any time require the other party hereto to issue a deposit, irrevocable letter of credit or other form of security acceptable to such party if the other party's financial circumstances or payment history is or becomes unacceptable to such party based upon reasonable supporting evidence.

4.5 All Rates and other charges due hereunder are exclusive of all applicable taxes, including value added tax, sales taxes, and duties or levies imposed by any authority, government, or government agency, all of which shall be paid promptly when due by the party purchasing services hereunder.

5.       TERMINATION

5.1 In addition to any other rights at law or in equity, either party may terminate this Agreement immediately in the event that the other party
         (i)( fails to make any payment when due hereunder, (ii) becomes insolvent or bankruptcy or ceases paying its debts generally as they mature, or (iii) commits a breach of any of the terms of this Agreement (other than a breach of a payment obligation as addressed in (i) above) and fails to remedy such breach within thirty (30) days after receipt of written notice thereof from the non-breaching party.

         In the event of any termination pursuant to this Article 6, both Parties shall pay the applicable Rates for any Services rendered through and including the date of termination.

6.       LIMITATION OF LIABILITY

6.1 The parties recognize that neither party has control over how a foreign administration or third

IDX Services Agreement with TGC

         party carrier establishes its own rules and conditions pertaining to international telecommunications services. The Parties agree that neither party shall be liable for any loss or damage sustained by the other hereto, its interconnecting carriers or its end users due to any failure in or breakdown of the communication facilities associated with providing services hereunder, for any interruption or degradation of such services, whatsoever shall be the cause or duration thereof.

6.2 In no event will either Party be liable to the other for consequential, special or indirect losses or damages howsoever arising and whether under contract, tort or otherwise (including, without limitation, third party claims, loss of profits, loss of or damage to carrier's reputation or goodwill).

7.       ASSIGNMENT

         This Agreement is personal to the Parties and may not be assigned or transferred by either Party without the prior written consent of the other Party. Such consent may not be unreasonably withheld, except that the parties agree that the other may assign this Agreement without consent to any affiliated entity or successor in interest whether by merger, reorganization, or transfer of all or substantially all of its assets.

8.       FOR MAJEURE

         NO failure or omission by either Party to carry out or observe any of the terms and conditions of this Agreement (other than any payment obligation) shall give rise to any claim against such Party or be deemed a breach of this Agreement if such failure or omission arises from an act of God, an act of Government, or any other circumstance commonly known as force majeure.

9.       CONFIDENTIALITY

9.1 For a period of two (2) years from the date of disclosure thereof, each Party shall maintain the confidentiality of all information or data of any nature ("Information") provided to it by the other Party hereto provided such information contains a conspicuous marking identifying it as "Confidential" or "Proprietary". Each Party shall use the same efforts (but in no case less than reasonable efforts) to protect the Information it receives hereunder as it accords to its own Information. The above requirements shall not apply to Information which is already in the possession of the receiving Party through no breach of an obligation of confidentiality to the disclosing Party or any third Party, is already publicly available through no breach of this Article 10, or has been previously independently developed by the receiving Party. This Agreement shall not prevent any disclosure of Information pursuant to applicable law or regulation, provided that prior to making such disclosure, the receiving Party uses reasonable efforts to notify the other Party of the required disclosure. All Information provided by any Party to the other hereunder shall be used solely for the purpose for which it is supplied.

9.2 Neither Party shall (i) refer to itself as an authorized representative of the other Party in promotional, advertising, or other materials,
         (ii) use the other Party's logos, trade marks, service marks, or any variations thereof in any of its promotional, advertising, or other materials, or (iii) release any public announcements referring to the other Party of this Agreement without first having obtained such Party's Prior written consent.

10.      NOTICE

10.1 All notices, requests, or other communications hereunder shall be in writing, addressed to the parties as follows:

IDX Services Agreement with TGC

If to TGC:        TGC
                  ADDRESS
                  Attention
                  Tel:
                  Fax:

If to IDX:        IDX International, Inc.
                  11410 Isaac Newton Square North, Suite 100
                  Reston, Virginia 20190
                  Attention: Chief Operating Officer
                  Tel: 1-703-787-5727
                  Fax: 1-703-787-9006

10.2 Notices mailed by registered or certified mail shall be conclusively deemed to have been received by the addressee on the fifth business day following the mailing of sending thereof. Notices sent by telex or facsimile shall be conclusively deemed to have been received when the delivery confirmation is received. If either Party wishes to alter the address to which communications to it are sent, it may do so by providing the new address in writing to the other Party.

11.      COMPLIANCE WITH LAWS

11.1 The Parties shall not use the Services in any manner or for any purpose which constitutes a violation of applicable laws or the laws of any foreign jurisdiction in which the Services are being provided. This Agreement and the continuance hereof by the Parties is contingent upon the obtaining and the continuance of such approvals, consents, governmental and regulatory authorizations, licenses and permits as may be required or deemed necessary by the Parties, and the Parties shall use commercially reasonable efforts to obtain and maintain the same in full force and effect. The parties further agrees to refrain from engaging in sales, advertising or marketing within or outside of the United States which the other believes could impair its or its affiliates' relationship with any overseas authority.

11.2 The Parties acknowledge that this Agreement is subject to Section 211 of the Communications Act, as amended, and shall govern provision of the Services. The Parties also understand and agree that the terms and conditions herein shall, in all cases, supersede any terms set forth in any tariff on file and then in effect with the Federal Communications Commission.

12.      MISCELLANEOUS

12.1 Any article or any provision of this Agreement which is or becomes illegal, invalid or unenforceable shall be severed herefrom and shall be ineffective to the extent of such illegality, invalidity or unenforceability but shall not affect or impair the enforceability of the remaining provisions herein. All valid provisions shall be considered severed from any illegal, invalid or unenforceable Article or provision of this Agreement and shall otherwise remain in full force and effect.

12.2 No waiver by either Party to any provisions of this Agreement shall be binding unless made in writing. Any such waiver shall relate only to such specific matter, non-compliance or breach to which it relates to and shall not apply to any subsequent matter, non-compliance or breach.

12.3 The e relationship between the Parties shall not be that of partners, and nothing herein contained shall be deemed to constitute a partnership between them or a merger of their assets or their fiscal or other liabilities or undertakings. Neither Party shall have the right to bind the other Party,

IDX Services Agreement with TGC

         except as expressly provided for herein.

12.4 This Agreement shall be governed by the laws of the State of New York without reference to its principles of conflict of laws. The parties irrevocably consent and submit to personal jurisdiction in the courts of the State of New York for all matters arising under this Agreement.

12.5 This Agreement may be executed in multiple counterparts, each of which shall be deemed an original.

12.6     This Agreement, including the following Annexes:

         Annex 1-A IDX Services
         Annex 1-B TGC Services

         Annex 2-A IDS Destinations and Rates
         Annex 2-B TGC Destinations and Rates

         represents the entire understanding between the Parties in relation to the matters herein and supersedes all previous agreements made between the Parties, whether oral or written. This agreement can only be changed, amended or modified by a writing signed by both Parties.

         IN WITNESS WHEREOF, the Parties have executed this Agreement, in duplicate, or causes this Agreement to be executed in duplicate by a duly authorized officer, as of the date first above written.

IDX INTERNATIONAL, INC.                              TGC

By: /s/ J. Marques                                   By: /s/ Arnold Gumowitz
  -------------------------                            -------------------------
Name: [J. Marques]                                   Name: Arnold Gumowitz
    -----------------------                              -----------------------
Title: [V.P. Bus. Dvlpmt]                            Title:
     ----------------------                               ----------------------

IDX Services Agreement with TGC

                                    ANNEX 1-A

                                  IDX SERVICES

1. International Direct Distance Dialing (IDDD) - IDX will connect facilities to route international telecommunications traffic (IDDD type) and will arrange with authorized international carriers to provide service to various destinations around the world.

2.  National  Direct  Distance  Dialing - IDX will connect  facilities  to route
national   telecommunications  traffic  (Domestic  US)  and  will  arrange  with authorized national carriers to provide service to the US.

IDX Services Agreement with TGC

                                    ANNEX 1-B

                                 TGC'S SERVICES

1. International Direct Distance Dialing (IDDD) - TGC will connect facilities to route international telecommunications traffic (IDDD type) and will arrange with authorized international carriers to provide service to various destinations around the world.

                       ANNEX 2-A ATTACHED TO THE CONTRACT
                         DATED OCTOBER 29TH 1999 BETWEEN
         IDX, INTERNATIONAL, INC. AND TRANS GLOBAL COMMUNICATIONS, INC.

The amount due IDX from TGC for Service shall be equal to the sum of: (a) IDX's direct cost for providing the Service, plus (b) 50% of the excess of TGC's revenue from the resale of such Service over the costs set forth in (a) above.

                       ANNEX 2-B ATTACHED TO THE CONTRACT
                         DATED OCTOBER 29TH 1999 BETWEEN
         IDX, INTERNATIONAL, INC. AND TRANS GLOBAL COMMUNICATIONS, INC.

The amount due TGC from IDX for Service shall be equal to the sum of (a) TGC's direct cost for providing the Service, plus (b) 50% of the excess of IDX's revenue from the resale of such Service over the costs set forth in (a) above.

TGC RATE REVISION #101 TO E-GLOBE
NOV. 19, 1999

                                              Rate             Rate
                                              Peak           Off-Peak
Afghanistan                                 $0.6050
Albania                                     $0.1575
Algeria                                     $0.1493
American Samoa                              $0.0950
Andorra                                     $0.0864
Angola                                      $0.1480
Anguilla                                    $0.2065
Antarctica                 Casey            $0.1115
Antarctica                 Scott            $0.0990
Antigua/Barbuda                             $0.2485
Argentina                                   $0.1631
Argentina                  Buenos Aires     $0.0838
Argentina                  Special          $0.1800
Armenia                                     $0.2440
Aruba                                       $0.1494
Ascension Islan                             $0.3489
Australia                                   $0.0419
Australia                  Special          $0.1200
Austria                                     $0.0465
Austria                    Special          $0.1000
Austria                    Vienna           $0.0435
Azerbaijan                                  $0.2030
Bahamas                                     $0.0769
Bahrain                                     $0.3000
Bangladesh                                  $0.4450
Bangladesh                 Dhaka            $0.4450
Bangladesh                 Special          $0.4700
Barbados                                    $0.2950
Belarus                                     $0.1957
Belgium                                     $0.0348
Belgium                    Antwerp          $0.0348
Belgium                    Brussels         $0.0348
Belgium                    Kortrijk         $0.0348
Belgium                    Special          $0.0857
Belize                                      $0.3091
Benin                                       $0.2350
Bermuda                                     $0.0600
Bhutan                                      $0.1805
Bolivia                                     $0.2479
Bosnia/Herzego                              $0.1750
Botswana                                    $0.1440
Brazil                                      $0.1350
Brazil                     Cellular         $0.2060
Brazil                     Sao Paolo        $0.0750
Brit Virgin Isl                             $0.1130
Brunei                                      $0.1665
Bulgaria                                    $0.1800
Burkina Faso                                $0.3311
Burma (Myanmar)                             $0.3606
Burundi                                     $0.2550


TGC Initial_____                     Page 1                 E Globe Initial_____

TGC RATE REVISION #101 TO E-GLOBE
NOV. 19, 1999

                                              Rate             Rate
                                              Peak           Off-Peak
Cambodia                                    $0.5350
Cameroon                                    $0.3390
Canada                                      $0.0255
Canada                     Alberta          $0.0250
Canada                     Br. Columbia     $0.0200
Canada                     Manitoba         $0.0230
Canada                     New Brunswick    $0.0225
Canada                     New Foundland    $0.0250
Canada                     Nova Scotia      $0.0250
Canada                     ON-Toronto       $0.0250
Canada                     Ontario          $0.0180
Canada                     Prince Edwards   $0.0180
Canada                     QU-Montreal      $0.0250
Canada                     Quebec           $0.0185
Canada                     Saskatchewan     $0.0250
Canada                     Yukon            $0.0250
Cape Verde                                  $0.2635
Cayman Islands                              $0.1060
Central African                             $0.3508
Chad                                        $0.1969
Chile                                       $0.0680
Chile                      Special          $0.2800
China                                       $0.1575
China                      Beijing          $0.1025
China                      Fuzhou           $0.1575
China                      Guangzhou        $0.1575
China                      Shanghai         $0.0995
China                      Special          $0.4050
Christman Isle                              $0.0557
Cocos Island                                $0.0557
Colombia                                    $0.1300
Colombia                   Armenia          $0.1300
Colombia                   Barranquilla     $0.1300
Colombia                   Bogota           $0.0875
Colombia                   Bucaramanga      $0.1300
Colombia                   Cali             $0.1050
Colombia                   Cartegena        $0.1300
Colombia                   Cellular         $0.1557
Colombia                   Cucuta           $0.1300
Colombia                   Ibague           $0.1300
Colombia                   Manizales        $0.1300
Colombia                   Medellin         $0.1010
Colombia                   Palmira          $0.1300
Colombia                   Pareira          $0.1300
Comoros                                     $0.2407
Congo                                       $0.1974
Cook Islands                                $0.4275
Costa Rica                                  $0.0997
Costa Rica                 Special          $0.0997
Croatia                                     $0.1725


TGC Initial_____                     Page 2                 E Globe Initial_____

TGC RATE REVISION #101 TO E-GLOBE
NOV. 19, 1999

                                              Rate             Rate
                                              Peak           Off-Peak
Cuba                                        $0.4800
Cyprus                                      $0.1297
Czech Republic                              $0.1260
Denmark                                     $0.0331
Denmark                    Special          $0.0484
Diego Garcia                                $0.2150
Djibouti                                    $0.4310
Dominica                                    $0.1822
Dominican Rep                               $0.0875
Dominican Rep              Special          $0.0955
Ecuador                                     $0.2173
Ecuador                    Cellular         $0.2173
Ecuador                    Cuenca           $0.2173
Ecuador                    Guayaquil        $0.2173
Ecuador                    Quito            $0.1834
Egypt                                       $0.3700
Egypt                      Alexandria       $0.3700
Egypt                      Cairo            $0.3700
Egypt                      Special          $0.3700
El Salvador                                 $0.1530
El Salvador                Special          $0.1530
Equatorial Guin                             $0.3400
Eritrea                                     $0.5591
Estonia                                     $0.1300
Ethiopia                                    $0.5053
Falkland Island                             $0.2360
Faroe                                       $0.1540
Fiji                                        $0.4500
Fiji                       Audio Text       $0.4500
Finland                                     $0.0431
Finland                    Special          $0.0479
France                                      $0.0300
France                     Bordeaux         $0.0300
France                     Lyon             $0.0300
France                     Marseille        $0.0300
France                     Nice             $0.0300
France                     Paris            $0.0300
France                     Special          $0.0618
France                     Toulouse         $0.0300
French Antilles                             $0.1800
French Guiana                               $0.1777
French Polynesi                             $0.2194
Gabon                                       $0.2162
Gambia                                      $0.2800
Georgia Rep                                 $0.2250
Germany                                     $0.0310
Germany                    Berlin           $0.0310
Germany                    Dusseldorf       $0.0310
Germany                    Frankfurt        $0.0310
Germany                    Grossostheim     $0.0310


TGC Initial_____                     Page 3                 E Globe Initial_____

TGC RATE REVISION #101 TO E-GLOBE
NOV. 19, 1999

                                              Rate             Rate
                                              Peak           Off-Peak
Germany                    Hamburg           $0.0310
Germany                    Mannheim          $0.0310
Germany                    Munich            $0.0310
Germany                    Special           $0.0785
Germany                    Stuttgart         $0.0310
Germany                    Wiesbaden         $0.0310
Ghana                                        $0.2300
Gibraltar                                    $0.1030
Greece                                       $0.1165
Greece                     Athens            $0.0677
Greenland                                    $0.1893
Grenada                                      $0.3030
Guadeloupe                                   $0.1720
Guam                                         $0.0680
Guantanamo Bay                               $0.4800
Guatemala                                    $0.1690
Guatemala                  Special           $0.2700
Guinea                                       $0.1900
Guinea-Bissau                                $0.3000
Guyana                                       $0.4550
Haiti                                        $0.3400
Honduras                                     $0.2950
Honduras                   Tegucigalpa       $0.2950
Hong Kong                                    $0.0285
Hong Kong                  Special           $0.0285
Hungary                                      $0.1100
Iceland                                      $0.0700
India                                        $0.4200
India                      Bangalore         $0.4200
India                      Bombay            $0.4200
India                      Madras            $0.4200
India                      New Delhi         $0.4200
India                      Special           $0.4200
Indonesia                                    $0.1950
Indonesia                  Jakarta           $0.1950
Iran                                         $0.4285
Iraq                                         $0.5285
Ireland                                      $0.0338
Ireland                    Dublin            $0.0338
Ireland                    Special           $0.0761
Israel                                       $0.0625
Israel                     Special           $0.1796
Israel                     Tel Aviv          $0.0625
Italy                                        $0.0533
Italy                      Genoa             $0.0533
Italy                      Milan             $0.0533
Italy                      Rome              $0.0533
Italy                      Special           $0.0834
Italy                      Turan             $0.0533
Italy                      Vatican City      $0.0446


TGC Initial_____                     Page 4                 E Globe Initial_____

TGC RATE REVISION #101 TO E-GLOBE
NOV. 19, 1999

                                              Rate             Rate
                                              Peak           Off-Peak
Italy                      Vicenza          $0.0533
Ivory Coast                                 $0.4625
Jamaica                                     $0.2920
Japan                                       $0.0549
Japan                      Special          $0.0658
Jordan                                      $0.3395
Jordan                     Special          $0.3700
Kazakhstan                                  $0.2200
Kenya                                       $0.3440
Kiribati                                    $0.4665
Korea (North)                               $0.3000
Korea (South)                               $0.0549
Korea (South)              Special          $0.0549
Kuwait                                      $0.3360
Kuwait                     Special          $0.3975
Kyrgyzstan                                  $0.2626
Laos Lao People                             $0.4350
Latvia                                      $0.2042
Lebanon                                     $0.2687
Lebanon                    Special          $0.3510
Lesotho                                     $0.2080
Liberia                                     $0.2250
Libyan Arab Jam                             $0.1845
Liechtenstein                               $0.0517
Lithuania                                   $0.1779
Luxenbourg                                  $0.0415
Luxenbourg                 Mobile           $0.1500
Macau                                       $0.1304
Macedonia                                   $0.1925
Madgascar                                   $0.3368
Madgascar                  Special          $0.3368
Malawi                                      $0.1572
Malaysia                                    $0.0782
Maldives                                    $0.4118
Mali                                        $0.4433
Malta                                       $0.1030
Marshall Isles                              $0.2350
Mauritania                                  $0.2260
Mauritius                                   $0.4590
Mayotte                                     $0.2300
Mexico                     B1               $0.1200          $0.0996
Mexico                     B2               $0.1200          $0.0996
Mexico                     B3               $0.1200          $0.0996
Mexico                     B4               $0.1200          $0.0996
Mexico                     B5               $0.1200          $0.0996
Mexico                     B6               $0.1200          $0.0996
Mexico                     B7               $0.1200          $0.0996
Mexico                     B8               $0.1200          $0.0996
Mexico                     Guadalajara      $0.1200          $0.0996
Mexico                     Mexico City      $0.1200          $0.0996


TGC Initial_____                     Page 5                 E Globe Initial_____

TGC RATE REVISION #101 TO E-GLOBE
NOV. 19, 1999

                                              Rate             Rate
                                              Peak           Off-Peak
Mexico                     Monterey         $0.1200          $0.0996
Micronesia                                  $0.3774
Moldova                                     $0.2240
Mongolia                                    $0.4250
Monoco                                      $0.0431
Monserrat                                   $0.3510
Morocco                                     $0.2580
Mozambique                                  $0.2075
Namia                                       $0.1403
Naura                                       $0.3573
Nepal                                       $0.4990
Nether Antilles                             $0.1575
Netherlands                                 $0.0239
Netherlands                Special          $0.0606
New Calendonia                              $0.1953
New Zealand                                 $0.0339
New Zealand                Special          $0.1200
Nicaragua                                   $0.2600
Nicaragua                  Special          $0.2600
Niger                                       $0.2944
Nigeria                                     $0.4100
Niue                                        $0.4878
Norfork Isle                                $0.1478
North Mariana I            Saipan           $0.0520
Norway                                      $0.0300
Norway                     Special          $0.1155
Oman                                        $0.3600
Pakistan                                    $0.4408
Pakistan                   Lahore           $0.3830
Palau                                       $0.1450
Panama                                      $0.2600
Panama                     Special          $0.3000
Papua Nw Guinea                             $0.1467
Paraguay                                    $0.2765
Peru                                        $0.2318
Peru                       Lima             $0.1400
Peru                       Lima Cellular    $0.2200
Peru                       Special          $0.2200
Philippines                                 $0.1509
Philippines                Manila           $0.1497
Philippines                Special          $0.1650
Poland                                      $0.1370
Portugal                                    $0.1040
Portugal                   Special          $0.1149
Puerto Rico                                 $0.0425
Qatar                                       $0.3045
Reunion                                     $0.1950
Romania                                     $0.2200
Russian Fed                                 $0.1387
Russian Fed                Moscow           $0.0430


TGC Initial_____                     Page 6                 E Globe Initial_____

TGC RATE REVISION #101 TO E-GLOBE
NOV. 19, 1999

                                              Rate             Rate
                                              Peak           Off-Peak
Rwanda                                      $0.4100
San Marino                                  $0.0740
Sao Tome/Princi                             $0.4264
Saudi Arabia                                $0.3800
Senegal                                     $0.4250
Seychelles                                  $0.3771
Sierra Leone                                $0.3830
Singapore                                   $0.0643
Slovakia                                    $0.1645
Slovenia                                    $0.1450
Solomon Isles                               $0.2706
Somalia                                     $0.4355
South Africa                                $0.1925
Spain                                       $0.0652
Spain                      Cellular         $0.1094
Sri Lanka                                   $0.3425
St. Helena                                  $0.3220
St Kitts/Nevis                              $0.2500
St Lucia                                    $0.2775
St Pierre/Mique                             $0.0740
St Vincent/Gren                             $0.2475
Sudan                                       $0.2527
Suriname                                    $0.3500
Swaziland                                   $0.1425
Sweden                                      $0.0216
Sweden                     Special          $0.0504
Switzerland                                 $0.0382
Switzerland                Cellular         $0.0536
Syrian Arab Rep                             $0.3900
Taiwan                                      $0.0650
Taiwan                     Special          $0.3170
Tajikistan                                  $0.1157
Tanzania                                    $0.2725
Thailand                                    $0.2225
Thailand                   Bangkok          $0.2225
Thailand                   Mobile           $0.2225
Togo                                        $0.4350
Tonga                                       $0.3900
Trinidad/Tobago                             $0.2700
Trinidad/Tobago            Special          $0.2700
Tunisia                                     $0.2164
Turkey                                      $0.1600
Turkey                     Istanbul         $0.1600
Turkey                     Special          $0.1600
Turkmenistan                                $0.2665
Turks/Caicos Is                             $0.2285
Tuvalu                                      $0.2600
US Virgin Isles                             $0.0350
Uganda                                      $0.1925
Ukraine                                     $0.1650


TGC Initial_____                     Page 7                 E Globe Initial_____

TGC RATE REVISION #101 TO E-GLOBE
NOV. 19, 1999

                                              Rate             Rate
                                              Peak           Off-Peak
United Arab Emi                             $0.1950
United Kingdom                              $0.0070
United Kingdom             London           $0.0070
United Kingdom             Special          $0.0657
United States                               $0.0244
United States              Alaska           $0.0244
United States              Hawaii           $0.0244
Uraguay                                     $0.1970
Uzbekistan                                  $0.2217
Vanuatu                                     $0.5187
Venezuala                                   $0.1694
Venezuala                  Special          $0.1694
Vietnam                                     $0.5720
Vietnam                    Ho Chi Mihn City $0.5720
Wallis/Futuna                               $0.2450
Western Samoa                               $0.2519
Yemen Arab Rep                              $0.4700
Yugoslavia                 Serbia           $0.2000
Zaire                                       $0.3450
Zambia                                      $0.2440
Zimbabwe                                    $0.1957